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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 11, 1998



                       Advanta Mortgage Loan Trust 1998-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

----------------            ----------------              -------------------
    New York                   333-37107                  Application Pending
 (State or Other            (Commission File                (I.R.S. Employer
Jurisdiction of                  Number)                  Identification No.)
 Incorporation)                                           -------------------

c/o Advanta Mortgage Conduit                                     92127
       Services, Inc.                                          (Zip Code)
 Attention: Milton Riseman
 16875 West Bernardo Drive
   San Diego, California
   (Address of Principal
     Executive Offices)

       Registrant's telephone number, including area code (619) 674-1800

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Item 5.   Other Events

          The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996 and for the three years ended December 31, 1997 prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 31,
1998, Commission File No. 1-10777) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 1998 and for the periods ending March 31, 1998 and March 31, 1997 included in the Quarterly
Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March
31, 1998 (which was filed with the Commission on May 15, 1998) are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Registration
Statement on Form S-3 (No. 333-37107); and (iii) the Prospectus Supplement dated June 11, 1998 for the Advanta Mortgage Loan Trust 1998-2, and shall be deemed to be part hereof and thereof.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits

               Exhibit No.

               23.1      Consent of KPMG Peat Marwick LLP
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ADVANTA MORTGAGE LOAN TRUST 1998-2

                                 By: /s/ Mark T. Dunsheath
                                     ---------------------------
                                     Name: Mark T. Dunsheath
                                     Title: Vice President

Dated: July 6, 1998

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                                 EXHIBIT INDEX



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Exhibit No.         Description                             Page No.
23.1                Consent of KPMG Peat Marwick LLP